UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2016 (July 8, 2016)

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2016, American Airlines, Inc. (the “Company” or “American”), Wilmington Trust Company, as trustee under certain pass through trusts formed by the Company (the “Trustee”) and as subordination agent, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreement (as defined below), and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow Agreement, entered into an Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”), and American, the Trustee and Wilmington Trust Company, as subordination agent, loan trustee and in its individual capacity, entered into amendments to participation agreements (the “Participation Agreement Amendments”) with respect to each Funded Aircraft (as defined below). The Note Purchase Agreement and Participation Agreement Amendments, subject to certain terms and conditions, provide for the issuance by American of Series B equipment notes (the “Equipment Notes”) in the aggregate principal amount of $226,949,000 to be secured by (a) eleven Airbus A321-231S aircraft either delivered new to American from November 2015 to June 2016 or newly manufactured and scheduled for delivery to American from July 2016 to August 2016, (b) seven Boeing 737-823 aircraft either delivered new to American from December 2015 to June 2016 or newly manufactured and scheduled for delivery to American from July 2016 to August 2016, (c) two Boeing 777-323ER aircraft delivered new to American in February 2016 and March 2016 and (d) two Boeing 787-8 aircraft delivered new to American in May 2016 (each, an “Aircraft” and, collectively, the “Aircraft”). Each Aircraft that has not been delivered on or prior to July 8, 2016 or, if delivered, but with respect to which the Company has not issued Equipment Notes or other series of equipment notes, is referred to as a “Pre-Funded Aircraft” and, collectively, the “Pre-Funded Aircraft” and each other Aircraft delivered to the Company on or prior to July 8, 2016 is referred to as a “ Funded Aircraft” and, collectively, the “Funded Aircraft”.

Pursuant to the Participation Agreement Amendments substantially in the form of the form of First Amendment to Participation Agreement attached as an exhibit to the Note Purchase Agreement, the Trustee purchased Equipment Notes issued with respect to each Funded Aircraft pursuant to the indenture and security agreement with respect to such Funded Aircraft, as amended by an amendment thereto substantially in the form of the form of First Amendment to Indenture and Security Agreement attached as an exhibit to the Note Purchase Agreement (each indenture and security agreement as so amended, an “Amended Indenture” and collectively, the “Amended Indentures”). The Trustee will enter into a Participation Agreement substantially in the form of the form of Participation Agreement (“Form of Participation Agreement”) attached as an exhibit to the Note Purchase Agreement and will purchase the Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the form of Indenture and Security Agreement (“Form of Indenture”) attached as an exhibit to the Note Purchase Agreement (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and Wilmington Trust Company, as loan trustee, with respect to each Pre-Funded Aircraft.

Each Amended Indenture provides for, and each Indenture contemplates, the issuance of equipment notes in three series: Series AA, bearing interest at the rate of 3.20% per annum, in the aggregate principal amount (once all Series AA equipment notes have been issued) equal to $567,360,000, Series A, bearing interest at the rate of 3.65% per annum in the aggregate principal amount (once all Series A equipment notes have been issued) equal to $261,284,000 and Series B, bearing interest at the rate of 4.375% per annum in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $226,949,000.

The proceeds from the sale of American Airlines Pass Through Certificates, Series 2016-2B (the “Certificates”) were used by the Trustee to purchase the Equipment Notes with respect to each Funded Aircraft issued on July 8, 2016 and, pending the purchase of the remaining Equipment Notes, the balance of such proceeds were placed in escrow by the Trustee pursuant to the Escrow and Paying Agent Agreement, dated as of July 8, 2016, among the Escrow Agent, the Paying Agent, Citigroup Global Markets Inc., as the initial purchaser, and the Trustee (the “Escrow Agreement”). The escrowed funds were deposited with Citibank, N.A. as depositary (the “Depositary”) under a deposit agreement, dated as of July 8, 2016, between the Escrow Agent and the Depositary.

The interest on the Equipment Notes and the escrowed funds will be payable semiannually on June 15 and December 15 of each year, commencing on December 15, 2016. The principal payments on the Equipment Notes are scheduled for payment on June 15 and December 15 of each year, commencing on June 15, 2017. Final payments with respect to the Equipment Notes will be due on June 15, 2024. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws of any jurisdiction and the Certificates do not have the benefit of any exchange offer or other registration rights. The Certificates were offered and sold only to persons reasonably believed to be qualified institutional buyers, as defined in, and in reliance on, Rule 144A under the Securities Act and to non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act. The foregoing description of the agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: July 12, 2016	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Exhibit	Description

4.1	Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 17, 2014 (Commission File No. 001-02691)).

4.2	Trust Supplement No. 2016-2B, dated as of July 8, 2016, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014.

4.3	Amended and Restated Intercreditor Agreement (2016-2), dated as of July 8, 2016, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2016-2AA, as Trustee of the American Airlines Pass Through Trust 2016-2A and as Trustee of the American Airlines Pass Through Trust 2016-2B, KfW IPEX-Bank GmbH, as Class AA Liquidity Provider, Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent.

4.4	Deposit Agreement (Class B), dated as of July 8, 2016, between Wilmington Trust, National Association, as Escrow Agent, and Citibank, N.A., as Depositary.

4.5	Escrow and Paying Agent Agreement (Class B), dated as of July 8, 2016, among Wilmington Trust, National Association, as Escrow Agent, Citigroup Global Markets Inc., as the initial purchaser, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2016-2B, and Wilmington Trust Company, as Paying Agent.

4.6	Amended and Restated Note Purchase Agreement, dated as of July 8, 2016, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent.

4.7	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (included in Exhibit B to Exhibit 4.6).

4.8	Form of First Amendment to Participation Agreement (First Amendment to Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (included in Exhibit D to Exhibit 4.6).

4.9	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and Wilmington Trust Company, as Loan Trustee) (included in Exhibit C to Exhibit 4.6).

4.10	Form of First Amendment to Indenture and Security Agreement (First Amendment to Indenture and Security Agreement between American Airlines, Inc., and Wilmington Trust Company, as Loan Trustee) (included in Exhibit E to Exhibit 4.6).

4.11	Form of Pass Through Trust Certificate, Series 2016-2B (included in Exhibit A to Exhibit 4.2).

4.12	Revolving Credit Agreement (2016-2B), dated as of July 8, 2016, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2016-2B, as Borrower, and KfW IPEX Bank GmbH, as Liquidity Provider.